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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1
                         TO CURRENT REPORT ON FORM 8-K

                                       ON

                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):          OCTOBER 20, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



               DELAWARE                       1-13086                           04-2515019
       (State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)



      5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                                     77027-3415
(Address of Principal Executive Offices)                                       (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                                     Page 1
                        Exhibit Index Appears on Page 4

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         2.1     -   Stock Purchase Agreement dated as of October 9, 1997,
                     between EVI, Inc. and PACCAR Inc (Incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 1-13086, filed October 21, 1997).

         2.2     -   Stock Purchase Agreement dated as of October 9, 1997,
                     among certain shareholders of BMW Monarch (Lloydminster)
                     Ltd., the shareholders of BMW Pump Inc., the shareholder of Makelki Holdings Ltd., the shareholder of 589979
                     Alberta Ltd., the shareholders of 600969 Alberta Ltd., the shareholders of 391862 Alberta Ltd. and EVI, Inc.
                     (Incorporated by reference to Exhibit No. 2.2 to Form 8-K,
                     File 1-13086, filed October 21, 1997).

        23.1     -   Consent of Arthur Andersen LLP with respect to the
                     financial statements of EVI, Inc. (Incorporated by reference to Exhibit No. 23.1 to Form 8-K, File 1-13086, filed October 21, 1997).

       *23.2     -   Consent of Arthur Andersen LLP with respect to the
                     financial statements of EVI, Inc.

        99.1     -   Press Release of the Company dated October 20, 1997,
                     announcing the Company's earnings for the quarter ended
                     September 30, 1997 (Incorporated by reference to Exhibit
                     No. 99.1 to Form 8-K, File 1-13086, filed October 21,
                     1997).

        99.2     -   Financial Statements of the Company restated to reflect
                     May 1997 stock split (Incorporated by reference to Exhibit
                     No. 99.2 to Form 8-K, File 1-13086, filed October 21,
                     1997).

        99.3     -   Press Release of the Company dated October 9, 1997,
                     announcing the signing of the Trico Purchase Agreement and the BMW Purchase Agreement (Incorporated by reference to Exhibit No. 99.3 to Form 8-K, File 1-13086, filed October
                     21, 1997).

__________________________
*        Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI, INC.



Dated: October 21, 1997                 /s/ FRANCES R. POWELL
                                 -------------------------------------
                                            Frances R. Powell
                                       Vice President, Accounting
                                             and Controller

                              INDEX TO EXHIBITS


        Number                               Exhibit
        ------                               -------

          2.1 Stock Purchase Agreement dated as of October 9, 1997, between EVI, Inc. and PACCAR Inc (Incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 1-13086, filed October 21, 1997).

          2.2 Stock Purchase Agreement dated as of October 9, 1997, among certain shareholders of BMW Monarch (Lloydminster) Ltd., the shareholders of BMW Pump Inc., the shareholder of Makelki Holdings Ltd., the
                        shareholder of 589979  Alberta  Ltd.,   the
                        shareholders  of  600969   Alberta  Ltd.,  the
                        shareholders  of  391862  Alberta  Ltd.  and   EVI,
                        Inc. (Incorporated by reference to Exhibit No. 2.2 to Form 8-K, File 1-13086, filed October 21, 1997).

         23.1 Consent of Arthur Andersen LLP with respect to the financial statements of EVI, Inc. (Incorporated by reference to Exhibit No. 23.1 to Form 8-K, File 1-13086, filed October 21, 1997).

         23.2 Consent of Arthur Andersen LLP with respect to the financial statements of EVI, Inc.

         99.1           Press  Release of  the  Company  dated  October  20,
                        1997, announcing the Company's earnings for the quarter ended September 30, 1997 (Incorporated by reference to Exhibit No. 99.1 to Form 8-K, File 1-13086, filed October 21, 1997).

         99.2           Financial  Statements  of the  Company restated  to
                        reflect May  1997 stock split   (Incorporated  by
                        reference to Exhibit No. 99.2 to Form 8-K, File 1-13086, filed October 21, 1997).

         99.3           Press Release  of the Company dated October 9,  1997,
                        announcing the signing of   the   Trico  Purchase
                        Agreement  and   the  BMW   Purchase  Agreement
                        (Incorporated by reference to Exhibit No. 99.3 to Form 8-K, File 1-13086, filed October 21, 1997).





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